UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 14, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”) via live webcast. At the Annual Meeting there were present in person or represented by proxy 89,552,695 shares of the Company’s common stock, which represented approximately 90.56% of the 98,886,782 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) elected eleven (11) directors to the Company’s Board of Directors (the “Board”); (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (iii) approved on an advisory basis the compensation of the Company’s named executive officers. The results of each proposal submitted to a vote of the stockholders at the Annual Meeting are forth below.

Proposal 1: The eleven (11) nominees for director received the number of votes reported below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark A. Emkes	80,679,022	1,411,424	30,299	7,431,950
Alexander R. Fischer	81,505,070	584,767	30,908	7,431,950
Catherine Hernandez-Blades	81,215,329	853,518	51,898	7,431,950
Stacia A. Hylton	81,115,013	949,839	55,893	7,431,950
Harley G. Lappin	81,427,087	662,010	31,648	7,431,950
Thurgood Marshall, Jr.	78,996,765	3,094,182	29,798	7,431,950
Devin I. Murphy	81,217,840	872,201	30,704	7,431,950
S. Dawn Smith	81,591,780	493,460	35,505	7,431,950
Patrick D. Swindle	81,449,243	635,250	36,252	7,431,950
Stacey M. Tank	81,586,779	501,387	32,579	7,431,950
Nina A. Tran	81,710,666	372,490	37,589	7,431,950

Accordingly, Mr. Emkes, Mr. Fischer, Ms. Hernandez-Blades, Ms. Hylton, Mr. Lappin, Mr. Marshall, Mr. Murphy, Ms. Smith, Mr. Swindle, Ms. Tank and Ms. Tran were elected to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successor is duly qualified and elected.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
86,938,264	2,574,779	39,652

Proposal 3: An advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
81,424,967	593,667	102,111	7,431,950

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026	CORECIVIC, INC.

	By:	/s/ David M. Garfinkle
David M. Garfinkle
Executive Vice President and Chief Financial Officer